ABERDEEN FUNDS

(the “Trust”)

Aberdeen Emerging Markets Fund

(the “Fund”)

Supplement dated August 28, 2019 to the Fund’s Summary Prospectus, Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”), each dated February 28, 2019,

as supplemented to date

The Board of Trustees of the Trust has approved a proposal to reopen all share classes of the Fund to new investors, including exchanges from other series of the Trust into the Fund, effective on August 28, 2019 (the “Effective Date”).

Accordingly, on the Effective Date, the following language is deleted from the Fund’s Summary Prospectus, Prospectus and SAI, as applicable:

(i)                         the first paragraph of the section entitled, “Purchase and Sale of Fund Shares” on page 5 of the Summary Prospectus,

(ii)                      the first paragraph of the section entitled, “Summary – Aberdeen Emerging Markets Fund - Purchase and Sale of Fund Shares” on page 59 of the Prospectus,

(iii)                   the sub-section entitled, “Fund Closure” in the “Investing with Aberdeen Funds” section on page 219 of the Prospectus, and

(iv)                  the sub-section entitled, “Fund Closure” in the “Additional Information on Purchases and Sales” section beginning on page 173 of the SAI.

Please retain this Supplement for future reference.